Exhibit 99.1

2022 TIME S ustainable A vailable I nnovative

The practice of thermodynamics

The laws of thermodynamics (1822 - 1888) Rudolf Clausius (1864 - 1941) Walther Nernst (1853 - 1932) Wilhelm Ostwald (1821 - 1894) Hermann von Helmholtz

Power Computing Steamer Hand work

Limited Improve Energy Efficiency C arbon S ilicon Find More Energy F ossil - fuel C lean Energ y

Especially, Bitcoin Mining

Electricity Data Value Heat Algorith m Chi p Over 99% electricity consumed in the computing process turns into heat.

Major Cost Internet Data Center (IDC) 1% 2020 3 - 13% 2030 Bitcoin Mining 0.5% 2021 74 % Renewable

Undervalued Cooling Needs 99 % heat PUE>1.5 Heating Needs 50 % Energy 40 CO 2

An integrated hardware and software open - source system CAB BOX APP PCB

1.0 2.0

3.0 More efficiency 5nm Chips More digitalized Cloud Management More customized Hash Board

Liquid Cooling Waste Heat Utilization Better Boiler

Foldable Portable Deployable Better Battery

Better Browser Asset Mining Energy Safety

Intensive Efficient Stable Better Block

Clean mining fund is the better access to BTC

Participation Distribution Procurement allocation Transportation Putting on shelves & power - on Disposal & circulation Output & distribution Operation and maintenance Investor s

Industry News & Trends

S ustainable Mining A vailable Power I nnovative Heating

S ustainable Mining

A vailable Power

50% energy saved for both industries I nnovative Heating C omputing Heating

The open - sourced & decentralized ecosystem

TREE T eam R isk E xpend E quity SAIHEAT SAIBYTE SAIMETA SAICHIP SAIFIAT SAIFOCI SAIWATT Fibonacci tree

SEED SAI Energy Energist DAO Elec Fund BTC Heat Alg o Chi p Mining photosynthesis

Author of the book Computing Selected as 30 under 30 by Forbes, 2021 Founding member of Forbes Global Alliance (FGA) 7 years’ entrepreneurship and management experience in advanced technology and cryptocurrency Arthur Lee Founder & CEO

Darhan Pao SAIBYTE VP Taio Cheung SAIFOCI VP lan Chow SAIFIAT VP Zoya Ji SAIMETA VP Yunfeng Liu SAIHEAT VP Jason Wong SAIWATT VP

Strategic Investor Backed by Financial Investors

Global distribution Average age 31 Female 40% 18 builders

www.sai.tech

SAI TIME

2022

Sustainable Available Innovative

SAI

Energism

The practice of thermodynamics



Thermodynamics

The laws of thermodynamics



Hermann von Helmholtz

(1821-1894)



Rudolf Clausius

(1822-1888)



Walther Nernst

(1864-1941)



Wilhelm Ostwald

(1853-1932)

Industrial Revolution


Hand work
Steamer
Power
Computing

SAI

But Energy is Limited

Fossil-fuel → Clean Energy

Find More Energy

Carbon → Silicon

Improve Energy Efficiency

SAI

Computing

Especially, Bitcoin Mining



SAI

The Process of Computing

$$\text{Electricity} + \text{Data} \xrightarrow[\text{Chip}]{\text{Algorithm}} \text{Value} + \text{Heat}$$

Over 99% electricity consumed in the computing process turns into heat.

SAI

Electricity is the Major Cost

1%
2020

3-13%
2030

Internet Data Center (IDC)

0.5%
2021

74%
Renewable

Bitcoin Mining

Heat is Undervalued

99% heat PUE>1.5

Cooling Needs

50% Energy 40% CO_2

Heating Needs

Satoshi's Prediction From a Decade Ago

satoshi
Founder
Sr. Member

Activity: 364
Merit: 3682

Re: Bitcoin minting is thermodynamically perverse
August 09, 2010, 09:28:39 PM
#39

The heat from your computer is not wasted if you need to heat your home. If you're using electric heat where you live, then your computer's heat isn't a waste. It's equal cost if you generate the heat with your computer.

If you have other cheaper heating than electric, then the waste is only the difference in cost.

If it's summer and you're using A/C, then it's twice.

Bitcoin generation should end up where it's cheapest. Maybe that will be in cold climates where there's electric heat, where it would be essentially free.

SAIHUB Solution

An integrated hardware and software open-source system


BOX
CAB
APP
PCB

SAI

The History of SAIHUB



1.0



2.0

SAIHUB Solution 3.0

More efficiency

5nm Chips

More digitalized

Cloud Management

More customized

Hash Board

3.0

Better Boiler

CAB

Liquid Cooling

Waste Heat Utilization



Better Battery

BOX

- Foldable
- Portable
- Deployable



APP

- Asset
- Mining
- Energy
- Safety

Better Browser



9:41
BGHD-67S
Real-time hashrate
192.75 PH/s
24H hashrate
192.75 PH/s
Online/Offline/Invalid
4235 4 407
Yesterday Earnings BTC
192.75 PH/s
Total Earnings BTC 107.11434341
Balance BTC 1.02445569
PH/s
Name Volume Sell Volume
Overiur 120.1 TH/s 83.81 TH/s 0.11%
Siusnar 120.1 TH/s 83.81 TH/s 0.11%
Overiur 120.1 TH/s 83.81 TH/s 0.11%

PCB

Intensive

Efficient

Stable


Better Block

SAIBTC

Clean mining fund is the better access to BTC



Fund Factor


Participation
Investors
Distribution
Procurement allocation
Transportation
Putting on shelves & power-on
Operation and maintenance
Output & distribution
Disposal & circulation

SAILAB

Industry News & Trends



MISSION

Sustainable
Mining
Available Power

Innovative Heating

Sustainable Mining

Energy consumption increases as computing power grows



SAI

Available Power

Clean power is not stable nor cheap for computing



Innovative Heating


Computing
Heating

50% energy saved for both industries

SAI

We are committed to the ESG principles


2021
SAI Sustainability Report
SAI


SAI
SAI
Carbon Footprint Report
2021
SAI

CLIMATE NEUTRAL NOW
MEASURE REDUCE OFFSET

UNFCCC

TCFD | TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

THE CLIMATE PLEDGE

Energist

The open-sourced & decentralized ecosystem

TREE

Team

Risk

Expend

Equity


SAIWATT
SAIHEAT
SAIBYTE
SAIMETA
SAICHIP
SAIFIAT
SAIFOCI
Fibonacci tree

SEED

SAI + Energy + Energist + DAO

Elec + Fund —Algo Chip→ BTC + Heat

Mining photosynthesis

SAI

Founder



Arthur Lee

Founder & CEO

- Author of the book *Computing*
- Selected as 30 under 30 by Forbes, 2021
- Founding member of Forbes Global Alliance (FGA)
- 7 years' entrepreneurship and management experience in advanced technology and cryptocurrency

SAI

Creator



Taio Cheung
SAIFOCI VP



Ian Chow
SAIFIAT VP



Darhan Pao
SAIBYTE VP



Zoya Ji
SAIMETA VP



Yunfeng Liu
SAIHEAT VP



Jason Wong
SAIWATT VP

SAI

Holder

Strategic Investor

- BITMAIN
- 真成投資 ZHENCHENG CAPITAL

Backed by Financial Investors

- Eversunny . Capital
- AMINO Capital 丰元资本
- 新世界集团 New World Group
- 追远创投 Fargo Capital
- KeyMan

SAI

Builder

Global distribution

Average age 31

Female 40%

18 builders




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